U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2010

Medisafe 1 Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-161914	46-0523031
(Commission File No.)	(IRS Employer Identification No.)

c/o Jacob Elhadad
5A Hataltan Street
Jerusalem , Israel 96926
Phone Number 972-77-3318877
Fax number 972-77-3318879
(Address and telephone number of principal executive offices and place of business)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8– Other Events

Item 8.01 Other Events

On June 1, 2010, Medisafe 1 Technologies Corp. (the “Registrant”) concluded and terminated its public offering held in accordance with the Registration Statement on Form S-1, which was declared effective by the Securities and Exchange Commission on March 11, 2010.  The Registrant sold all 4,000,000 shares offered for a purchase price of $0.025 per share, amounting in the aggregate to $100,000.00.  The Registrant now has a total of 10,000,000,000 shares issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2010

Medisafe 1 Technologies Corp. By: Jacob Elhadad Jacob Elhadad Title: President and Director (Principal Executive Officer)